Gulf South Bank Conference May 8 – 9, 2017 | New Orleans

Forward Looking Statements Certain statements contained herein are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which involve risks and uncertainties. These statements include, among others, the expected performance of new hires, performance in non-energy related lending, expected loan loss provision and other financial results. Actual results may differ materially from the results anticipated in these forward-looking statements. Factors that might cause such a difference include, among other matters, changes in interest rates and market prices that could affect the net interest margin, asset valuation, and expense levels; changes in local economic and business conditions, including, without limitation, changes related to the oil and gas industries, that could adversely affect customers and their ability to repay borrowings under agreed upon terms, adversely affect the value of the underlying collateral related to their borrowings, and reduce demand for loans; the timing and ability to reach any agreement to restructure nonaccrual loans; increased competition for deposits and loans which could affect compositions, rates and terms; the timing and impact of future acquisitions, the success or failure of integrating operations, and the ability to capitalize on growth opportunities upon entering new markets; loss of critical personnel and the challenge of hiring qualified personnel at reasonable compensation levels; legislative and regulatory changes, including changes in banking, securities and tax laws and regulations and their application by our regulators, changes in the scope and cost of FDIC insurance and other coverage; and other factors discussed under the heading “Risk Factors” in MidSouth’s Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 16, 2017 and in its other filings with the SEC. MidSouth does not undertake any obligation to publicly update or revise any of these forward-looking statements, whether to reflect new information, future events or otherwise, except as required by law. 2

Company Profile Headquarters: Lafayette, LA Offices: 57 in 26 parishes/counties Founded: 1985 Average daily trading volume: 19,207 shares* Total assets: (3/31/17) $1.93 billion Insider ownership: (3/31/17) 17.75% Shareholders’ equity: (3/31/17) $216 million Institutional ownership : 36%* Market Capitalization: $170.8 million* *As of 05/01/2017 SNL Financial LC 3

Diversified Loan Portfolio Total loans at 3/31/17 - $1.272 Billion 4 Commercial & Industrial (C&I) and Ag 37% Owner Occupied CRE 20% Non Owner Occupied CRE 16% Real estate-residential 13% Real estate-- construction 8% Consumer 6% Other 0% Loans by Type Lafayette 20% New Iberia - Breaux Bridge 8% Houma - Thibodaux - Morgan City 8% Baton Rouge 12% Alexandria - Many - Natchitoches - Shreveport 10% Lake Charles - Sulphur - Jennings 10% Beaumont 3% Houston - Conroe - College Station 15% Dallas - Tyler - Texarkana 14% Loans by Region LA 68% TX 32%

Attractive Core Deposits Total deposits at 3/31/17 - $1.573 Billion 5 Interest bearing checking 31% Money market & savings 32% Time deposits 10% Non-interest bearing checking 27% Deposits by Type Lafayette 30% New Iberia - Breaux Bridge 14% Houma - Thibodaux - Morgan City 4% Baton Rouge 5% Alexandria - Many - Natchitoches - Shreveport 22% [CATEGORY NAME] [PERCENTAGE] Beaumont 6% Houston - Conroe - College Station 4% Dallas - Fort Worth - Tyler - Texarkana 8% Deposits by Region LA 82% TX 18%

Management Team of MidSouth Bank • Chief Executive Officer , President and Chief Financial Officer • 57 years of age with 31 years of banking experience James R. McLemore • SEVP & Chief Credit Officer • 48 years of age with 23 years of banking experience Jeff Blum • Chief Information Officer • 52 years of age with 33 years of banking experience Kade Peterson • Chief Risk Officer • 38 years of age with 17 years of banking experience Erin DeWitt • SVP & Treasurer • 53 years of age with 28 years of banking experience Lorraine Miller 6

1Q17 Summary Results  Diluted EPS $0.15 versus $0.12 for 4Q 2016  Loan Loss Provision of $2.8 million, up from $2.6 million in 4Q  Total Valuation Accounting Adjustment plus ALLL 2.08% of loans  Energy Lending Update  Outstandings down $5.6 million in 1Q, or 2.4%  18.2% of loans, down from 18.5% at 12/31/16  Seven energy loan relationships had rating changes during the quarter.  1 relationship totaling $108,000 downgraded to SM  5 relationships totaling $23.4 million downgraded to SS  1 relationship totaling $438,000 upgraded to Pass  Three energy-related charge-offs totaling $657,000 during 1Q.  Cycle to date net charge-offs - $4.1 million, or 1.6% of 12/31/14 energy loans  Two energy-related impairments totaling $177,000 were identified during 1Q17 and one additional impairment charge of $272,000 was recorded related to an existing impaired loan identified prior to 1Q17.  Energy reserve stands at 5.5% of energy loans at 3/31/17  Reserves on C&I energy loans 6.5%  Reserves on energy-related CRE/Res RE 1.0% 7

Energy Lending – Through 6 Major Cycles Inflation-Adjusted Oil Prices 1985-Present 8 #1 Feb ‘85 MSL opens doors Oil Price $61.00 #2 Nov ‘85 $67.01 #3 Mar ‘86 $22.33 (Peak to Trough 4 months) -67% #6 Sep ‘90 $70.64 #7 Feb ‘91 $33.91 (5 mos.) -52% #4 July ‘87 $44.66 # 5 Sept ’88 $26.38 (14 mos.) -41% 1st Six Years - 3 major Cycles #8 Dec ‘96 $38.92 #9 Nov. ‘98 $16.44 (23 mos.) -57% #10 June ‘08 $151.72 #11 Jan ‘09 $46.86 (7 mos.) - 69% #12 Jun ‘14 $105.54 #13 Jan ‘16 $28.50 (27 mos.) -73% #14 Feb ’17 $54.45

Energy Lending – our 30 year track record  1985 – 2017 YTD - $5.8 million cumulative energy charge-offs  Highest year – 2015 – $1.7 million (8 relationships) 9

Energy Lending – Asset Quality  Past Dues >30 days plus nonaccruals of $28.7 million or 12.4% of energy portfolio  Risk Ratings – 52% of energy loans are Pass Rated  48% of energy loans are criticized vs 50% at 12/31/16  Total criticized down $7.7 million to $111.5 million  42 out of 375 energy customers (11%) are criticized  Classified Energy Loans are collateralized primarily by boats and equipment  Energy Reserves approximately $12.7 million or 5.5% of energy loans  Energy reserves allocated to C&I approx. $12.4 M or 6.5%  Total ALLL of $24.6 million available to absorb losses in all loan categories 10

Loan Growth Being Impacted by Energy-related Paydowns



$1,300,000
$1,280,000
$1,260,000
$1,240,000
$1,220,000
$1,200,000
$1,180,000
Total loans, net of ALL (thousands)
5.60%
5.50%
5.40%
5.30%
5.20%
5.10%
5.00%
Loan Yields
5.55%
5.29%
$1,294,869
$1,278,344
$1,282,513
$1,244,634
$1,229,702
$1,241,011
$1,249,532
$1,259,710
$1,247,422
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
Total loans, net of ALL (thousands)
Loan Yields

MidSouth Bancorp, Inc.
NYSE:MSL
11

LOC Utilization - Revolvers



$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
46.52%
50.30%
4Q13 $148,894 $171,150
1Q14 $166,981 $169,725
2Q14 $179,447 $174,489
3Q14 $191,969 $185,244
4Q14 $209,121 $188,214
1Q15 $200,624 $200,856
2Q15 $184,630 $225,209
3Q15 $187,762 $222,987
4Q15 $198,983 $223,275
1Q16 $191,324 $232,174
2Q16 $187,776 $235,453
3Q16 $204,815 $245,389
4Q16 $222,357 $216,750
1Q17 $226,170 $223,430
Line Balance
Unfunded Line
Utilization %

MidSouth Bancorp, Inc. NYSE:MSL 12

Deposit Base – Source of Stable Low Cost Funding



$1,640,000
$1,620,000
$1,600,000
$1,580,000
$1,560,000
$1,540,000
$1,520,000
$1,500,000
Period End Deposits (thousands)
0.25%
0.24%
0.24%
0.23%
0.23%
0.22%
0.22%
0.21%
0.21%
0.20%
0.20%
Deposit Costs (%)
0.24%
0.24%
$1,616,098
$1,558,250
$1,543,421
$1,550,850
$1,558,203
$1,560,066
$1,585,207
$1,579,430
$1,572,944
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
Period End Deposits (thousands)
Deposit Costs % (Annualized)

MidSouth Bancorp, Inc.
NYSE:MSL
13

Core NIM Yield Analysis 3/31/17  NIM core of 4.11% for 1Q17 vs. 3.98% for 4Q16 increased primarily due to:  An increase in the average yield on securities of 9 basis points  Average yield on new loan production:  1Q17 – 5.41%  4Q16 – 5.28%  3Q16 – 5.12%  2Q16 – 5.28%  1Q16 – 5.45%  4Q15 – 5.69%  3Q15 – 5.12%  2Q15 – 5.10% 14 5.55% 5.49% 5.46% 5.32% 5.41% 5.31% 5.36% 5.31% 5.29% 4.37% 4.31% 4.27% 4.16% 4.18% 4.11% 4.17% 4.09% 4.18% 4.26% 4.15% 4.11% 4.03% 4.05% 4.02% 4.05% 3.98% 4.11% 0.32% 0.32% 0.31% 0.30% 0.32% 0.32% 0.32% 0.32% 0.29% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 1Q-2015 2Q-2015 3Q-2015 4Q-2015 1Q-2016 2Q-2016 3Q-2016 4Q-2016 1Q-2017 Yield on loans NIM Core NIM Cost of Funds

Conservative Balance Sheet Management 15  SBLF preferred  $32 million O/S  Rate reset to 9% on 2/25/16  Current SBLF plans  Retire SBLF with excess cash at parent plus portion of future earnings  $16.7 million parent cash at 3/31  Parent cash flow needs met with upstreamed dividends of $2mm/qtr  Stabilization and improvement of asset quality – will release excess cash to pay SBLF currently reserved for capital injection into Bank  Bank Leverage Ratio 9.45%  Future excess earnings from Bank upstreamed to retire balance of SBLF 10.17% 8.90% 13.28% 14.53% 10.27% 8.91% 13.14% 14.40% 0.00% 5.00% 10.00% 15.00% 20.00% Tier 1 leverage ratio Tier 1 common equity ratio Tier 1 risk-based capital ratio Total risk-based capital ratio 3/31/2016 3/31/2017

Investment Considerations  Deep & experienced management team and board of directors with significant insider ownership  Lending to Energy sector – core competency since Bank started in 1985  Located in resilient markets with growth opportunities  Long-term conservative operating philosophy  Well capitalized, well diversified loan portfolio and great core deposit base 16

MSL Team 17 James R. McLemore • Interim President & CEO Jeff Blum • SEVP & Chief Credit Officer Erin DeWitt • Chief Risk Officer Kade Peterson • Chief Information Officer Lorraine Miller • SVP & Treasurer

Appendix 18

Energy Exploration Current MSL Locations Source: US Energy Information Administration  Shale oil and gas is extracted from shale, an unconventional reservoir of hydrocarbons  Shale oil and gas reserves will be a big part of the US energy supply for many years to come  Four shale formations cover our area and include: Barnett, Eagle Ford, Haynesville/ Bossier, and the prospective Tuscaloosa  Cheaper natural gas is promoting petro- chemical expansion and growth of LNG exports in SE Texas and SW Louisiana 19

Energy Lending – Portfolio Characteristics No Reserve-Based Lending / Redeterminations  Two SNCs - $14.2 million (6.1% of energy loans)  Substandard – downgraded 3Q16  With exception of one loan i/a/o $11.2 million, all of top 25 lending relationships have personal guarantees 20

Energy Loans – All Inclusive Definition  Total energy and energy related exposure of $231.8 million or 18.2% of loans  Includes both Direct C&I and other non-C&I categories  Commercial Real Estate (CRE) - $34.9 MM  15.1% of Energy Loans  94.5% of CRE is Owner Occupied  Residential Real Estate - $3.4 MM  1.5% of Energy Loans  C&I - $193.1 MM  83.3% of Energy Loans  A/R - $51.7 MM (22.3% of Energy Loans)  Weighted average maturity - 3.2 years  Unfunded commitments  $45.5 million at 3/31/17 – Utilization rate of 56.7% vs 50.7% at 12/31/16  A/R – 82% of commitments, Equipment 11%, CRE 2%  A/R customers have lockbox agreements and/or at minimum provide monthly borrowing base certificates  Houston non-owner occupied CRE - $32 million, 2.5% of total loans 21

Energy Portfolio as of 3/31/17 (*)  $231.8 million in Energy Loans to 375 customers  Top 10 Energy customers account for 47% of energy loans  Energy portfolio down $5.6 million, or 2.4% vs. 4Q16 *Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices 22 Collateral Total $’s (Millions) % of Energy Portfolio # of Loans # of Relationships Avg $ per Relationship Wt'd Avg Maturity (Yrs) Accounts Receivables $ 51.7 22.3% 64 60 $ 0.9 0.2 Barges, Crew Boats, Marine Vessels 61.1 26.3% 30 22 2.8 5.7 Equipment 73.0 31.5% 170 83 0.9 3.3 Inventory 2.0 0.9% 6 6 0.3 2.1 CD/Mkt. Securities 2.2 0.9% 17 12 0.2 0.8 All Other 3.2 1.4% 90 79 0.0 0.0 Sub Total C & I 193.1 83.3% 377 262 $ 0.7 3.2 Commercial Real Estate 34.9 15.1% 65 55 0.6 11.0 Consumer Real Estate 3.4 1.5% 43 38 0.1 10.9 Other 0.4 0.2% 20 20 0.0 0.0 Sub Total Non C & I $ 38.7 16.7% 128 113 $ 0.3 10.9 Total $ 231.8 100.0% 505 375 $ 0.6 4.5

Past Due Energy Loans as of 3/31/17 (*) *Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices > 30 days + nonaccruals = 12.40% of energy loans 23 Collateral Total $’s (Millions) % of Energy Portfolio Total Past Due $’s (Millions) % of Energy Portfolio 0-29 30-59 60-89 90+ Non- Accruals Accounts Receivables $ 51.7 22.3% $ 10.69 4.6% $ 9.35 - - - $ 1.35 Barges, Crew Boats, Marine Vessels 61.1 26.3% 23.43 10.1% 4.86 0.30 - - 18.27 Equipment 73.0 31.5% 7.80 3.4% 0.81 0.58 0.54 0.37 5.50 Commercial Real Estate 34.9 15.1% 1.62 0.7% - - - - 1.62 Consumer Real Estate 3.4 1.5% 0.61 0.3% 0.41 - - - 0.20 Inventory 2.0 0.9% 0.50 0.2% 0.50 - - - - CD/Mkt. Securities 2.2 0.9% 0.34 0.1% 0.34 - - - - All Other 3.6 1.5% 0.53 0.2% 0.52 0.01 - - 0.01 Total $ 231.8 100.0% $ 45.53 19.6% $ 16.79 $ 0.89 $ 0.54 $0.37 $ 26.95 Accruing – Past Due ($ Millions)

Energy Loans by Risk Rating & Loan Type as of 3/31/17 (*) ($’s in Millions) *Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices 24 Risk Rating Rating # C & I R/E Comm Consumer Real Estate CD/Mkt. Securities Other 1Q17 Total 1Q17 % of Energy Portfolio 4Q16 Total 4Q16 % of Energy Portfolio Prime 1 - - - $ 1.2 - $ 1.2 0.5% $ 1.3 0.5% Excellent 2 0.3 0.1 - 0.5 - 0.9 0.4% 1.1 0.5% Above Average 3 30.6 2.4 0.1 - - 33.1 14.3% 40.4 17.0% Satisfactory 4 60.5 19.9 2.7 0.4 1.4 85.0 36.7% 75.5 31.8% Total Pass Rated $ 91.5 $ 22.4 $ 2.8 $ 2.2 $ 1.4 $ 120.2 51.9% $ 118.2 49.8% Other Assets Special Mention 5 5.1 0.9 0.4 - - 6.3 2.7% 31.0 13.0% Substandard 6 94.3 10.4 0.4 - 0.1 105.2 45.4% 88.2 37.2% Doubtful 7 0.0 - - - 0.0 0.0 0.0% 0.0 0.0% Total $ 190.9 $ 33.6 $ 3.6 $ 2.2 $ 1.5 $ 231.8 100.0% $ 237.4 100.0%

Energy Loans by Risk Rating & Collateral Type as of 3/31/17 (*) * Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices 25 ($’s in millions) Collateral Pass Other Assets Special Mention Substandard Doubtful 1Q17 Total 1Q17 % of Energy Portfolio 4Q16 Total 4Q16 % of Energy Portfolio Accounts Receivables $ 18.8 $ 1.9 $ 30.9 - $ 51.7 22.3% $ 47.0 19.8% Barges, Crew Boats, Marine Vessels 22.5 - 38.6 - 61.1 26.3% 64.1 27.0% Equipment 45.7 3.2 24.0 - 73.0 31.5% 72.9 30.7% Commercial Real Estate 23.6 0.9 10.4 - 34.9 15.1% 41.4 17.4% Real Estate 2.6 0.4 0.4 - 3.4 1.5% 3.5 1.5% Inventory 1.5 - 0.5 - 2.0 0.9% 2.2 0.9% CD Secured 2.2 - - - 2.2 0.9% 2.2 0.9% All Other 3.3 0.0 0.2 0.0 3.5 1.5% 4.0 1.7% Total $ 120.2 $ 6.3 $ 105.2 $ 0.0 $ 231.8 100.0% $ 237.4 100.0%

Energy Loans by Type of Facility as of 3/31/17 (*) * Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices 26 Facility Type Bal 03.31.17 ($'s in Millions) % of Energy Portfolio Bal 12.31.16 ($'s in Millions) % of Energy Portfolio Net Change 1Q17 Closed-End LOC $ 158.5 68.4% $ 164.9 69.4% - $ 6.4 Revolving LOC 68.2 29.4% 64.9 27.4% 3.2 Other 5.1 2.2% 7.6 3.2% - 2.5 Total $ 231.8 100.0% $ 237.4 100.0% - $ 5.6

Unfunded Commitments on Energy Loans as of 3/31/17 (*) * Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices 27 Revolving Lines of Credit ($’s in Millions) Collateral Original Line Amount Current Balance Unfunded Amount Accounts Receivables $ 88.7 $ 51.7 $ 37.1 Barges, Crew Boats, Marine Vessels 0.5 0.2 0.3 Equipment 16.6 11.8 4.8 Commercial Real Estate 3.2 2.1 1.1 Real Estate 0.4 0.4 0.0 Inventory 0.8 0.6 0.2 CD Secured 2.0 0.9 1.2 All Other 1.4 0.6 0.8 Total $ 113.7 $ 68.2 $ 45.5 Combined utilization rate (including straight lines of credit) was 56.7% compared to 50.7% at 12/31/2016. The increased utilization rate was impacted by an $13.9 million decrease in original lines and $.8 million increase in ending balances.

Financial Highlights

	12/31/2015	3/31/2016	6/30/2016	9/30/2016	12/31/2016	3/31/2017
EARNINGS DATA						
Net earnings available to common shareholders	$1,667	$1,922	$1,682	$1,587	$1,387	$1,680
PER COMMON SHARE DATA						
Diluted earnings per share	$0.15	$0.17	$0.15	$0.14	$0.12	$0.15
Quarterly dividends per share	0.09	0.09	0.09	0.09	0.09	0.09
Book value at end of period	15.14	15.38	15.56	15.58	15.25	15.37
Tangible book value at period end (Non-GAAP)	10.92	11.19	11.40	11.44	11.13	11.28
Market price at end of period	9.08	7.63	10.04	10.40	13.60	15.30
BALANCE SHEET DATA (in thousands)						
Total assets	$1,927,733	$1,916,551	$1,922,524	$1,953,920	$1,943,340	$1,934,939
Total loans	1,263,645	1,250,049	1,262,389	1,272,800	1,284,082	1,272,000
Total deposits	1,550,850	1,558,203	1,560,066	1,585,207	1,579,430	1,572,944
Total common equity	172,017	174,734	176,831	177,016	173,266	174,952
Total equity	213,137	215,854	217,941	218,126	214,376	216,062
Average tangible common equity (Non-GAAP)	125,919	127,722	128,516	130,662	129,821	128,124
SELECTED RATIOS						
Annualized return on average assets, operating (Non-GAAP)	0.34%	0.40%	0.35%	0.33%	0.28%	0.35%
Annualized return on average common equity, operating (Non-GAAP)	3.80%	4.41%	3.81%	3.55%	3.12%	3.89%
Annualized return on average tangible common equity, operating (Non-GAAP)	5.25%	6.05%	5.22%	4.83%	4.25%	5.31%
Pre-tax, pre-provision annualized return on average assets, operating (Non-GAAP)	1.15%	1.27%	1.21%	1.30%	1.15%	1.23%
Average loans to average deposits	81.62%	80.71%	80.38%	81.19%	80.26%	81.20%
Taxable-equivalent net interest margin	4.16%	4.18%	4.11%	4.17%	4.09%	4.18%
Core net interest margin (Non-GAAP)	4.03%	4.05%	4.02%	4.05%	3.98%	4.11%
Tier 1 leverage capital ratio	10.10%	10.17%	10.25%	10.27%	10.11%	10.27%
Efficiency ratio, operating (Non-GAAP)	75.69%	72.65%	74.49%	73.04%	75.67%	74.51%

MidSouth Bancorp, Inc.
NYSE:MSL
28

Reconciliation of Non-GAAP Financial Measures

Average Balance Sheet Data		12/31/2015	3/31/2016	6/30/2016	9/30/2016	12/31/2016	3/31/2017
Total average assets	A	$1,938,235	$1,931,904	$1,921,004	$1,927,351	$1,960,436	$1,932,818
Total equity		$ 215,072	$ 216,599	$ 217,112	$ 218,976	$ 217,857	$ 215,895
Less preferred equity		41,122	41,120	41,118	41,110	41,110	41,110
Total common equity	B	$ 173,950	$ 175,479	$ 175,994	$ 177,866	$ 176,747	$ 174,785
Less intangible assets		48,031	47,757	47,478	47,204	46,926	46,661
Tangible common equity	C	$ 125,919	$ 127,722	$ 128,516	$ 130,662	$ 129,821	$ 128,124
Return Ratios							
Net earnings available to common shareholders		$ 1,667	$ 1,922	$ 1,682	$ 1,587	$ 1,387	$ 1,680
Gain on sale of securities, after-tax		-	-	(13)	-	-	(4)
Net earnings available to common shareholders, operating	D	$ 1,667	$ 1,922	$ 1,669	$ 1,587	$ 1,387	$ 1,676
Annualized return on average assets, operating	D/A	0.34%	0.40%	0.35%	0.33%	0.28%	0.35%
Annualized return on average common equity, operating	D/B	3.80%	4.41%	3.81%	3.55%	3.12%	3.89%
Annualized return on average tangible common equity, operating	D/C	5.25%	6.05%	5.22%	4.83%	4.28%	5.31%
Earnings before income taxes		$ 2,604	$ 3,312	$ 3,523	$ 3,391	$ 3,070	$ 3,080
Gain on sale of securities		-	-	(20)	-	-	(6)
Provision for loan losses		3,000	2,800	2,300	2,900	2,600	2,800
Pre-tax, pre-provision earnings, operating	E	$ 5,604	$ 6,112	$ 5,803	$ 6,291	$ 5,670	$ 5,874
Pre-tax, pre-provision annualized return on average assets, operating	E/A	1.15%	1.27%	1.21%	1.30%	1.15%	1.23%

MidSouth Bancorp, Inc.
NYSE:MSL
29

Reconciliation of Non-GAAP Financial Measures (continued)

Efficiency Ratio		12/31/2015	3/31/2016	6/30/2016	9/30/2016	12/31/2016	3/31/2017
Net interest income		$ 18,261	$ 18,127	$ 17,725	$ 18,253	$ 18,235	$ 18,066
Noninterest income		$ 4,851	$ 4,744	$ 5,139	$ 5,152	$ 5,071	$ 5,044
Net gain on sale of securities		-	-	(20)	-	-	(6)
Noninterest income (non-GAAP)		$ 4,851	$ 4,744	$ 5,119	$ 5,152	$ 5,071	$ 5,038
Total revenue	F	$ 23,112	$ 22,871	$ 22,864	$ 23,405	$ 23,306	$ 23,110
Total revenue (non-GAAP)	G	$ 23,112	$ 22,871	$ 22,844	$ 23,405	$ 23,306	$ 23,104
Noninterest expense	H	$ 17,508	$ 16,759	$ 17,041	$ 17,114	$ 17,636	$ 17,230
Net loss on sale/valuation of other real estate owned		(14)	(144)	(24)	(19)	-	(15)
Noninterest expense (non-GAAP)	I	$ 17,494	$ 16,615	$ 17,017	$ 17,095	$ 17,636	$ 17,215
Efficiency ratio (GAAP)	H/F	75.75%	73.28%	74.53%	73.12%	75.67%	74.56%
Efficiency ratio (non-GAAP)	I/G	75.69%	72.65%	74.49%	73.04%	75.67%	74.51%
Per Common Share Data							
Book value per common share		$ 15.14	$ 15.38	$ 15.56	$ 15.58	$ 15.25	$ 15.37
Effect of intangible assets per share		4.22	4.19	4.16	4.14	4.12	4.09
Tangible book value per common share		$ 10.92	$ 11.19	$ 11.40	$ 11.44	$ 11.13	$ 11.28

		3/31/2015	6/30/2015	9/30/2015	12/31/2015	3/31/2016	6/30/2016	9/30/2016	12/31/2016	3/31/2017
Core Net Interest Margin										
Net interest income (FTE)		$ 19,268	$ 19,379	$ 19,134	$ 18,530	$ 18,368	$ 17,946	$ 18,472	$ 18,478	$ 18,279
Less purchase accounting adjustments		(465)	(678)	(689)	(510)	(565)	(341)	(493)	(458)	(274)
Net interest income, net of purchase accounting adjustments	J	$ 18,803	$ 18,701	$ 18,445	$ 18,020	$ 17,803	$ 17,605	$ 17,979	$ 18,020	$ 18,005
Total average earnings assets		$1,786,397	$1,803,295	$1,776,649	$1,769,222	$1,765,639	$1,757,467	$1,761,984	$1,797,907	$1,773,647
Add average balance of loan valuation discount		5,179	4,888	4,269	3,712	3,323	2,931	2,634	2,316	1,964
Average earnings assets, excluding loan valuation discount	K	$1,791,576	$1,808,183	$1,780,918	$1,772,934	$1,768,962	$1,760,398	$1,764,618	$1,800,223	$1,775,611
Core net interest margin	J/K	4.26%	4.15%	4.11%	4.03%	4.05%	4.02%	4.05%	3.98%	4.11%

MidSouth Bancorp, Inc.
NYSE:MSL
30

Core Noninterest Income Ratio 31 3/31/2016 6/30/2016 9/30/2016 12/31/2016 3/31/2017 Service charges on deposit accounts 2,369$ 2,451$ 2,584$ 2,479$ 2,480$ ATM and debit card income 1,609 1,668 1,620 1,682 1,703 Gain/loss on securities, net - 20 - - 6 Mortgage lending 109 123 190 164 143 Other charges and fees 657 877 758 746 712 Total noninterest income 4,744$ 5,139$ 5,152$ 5,071$ 5,044$ Less: Gain/loss on securities, net - (20) - - (6) Core noninterest income 4,744$ 5,119$ 5,152$ 5,071$ 5,038$ Total Assets (Quarterly Average) 1,931,904$ 1,921,004$ 1,927,351$ 1,960,436$ 1,932,818$ Noninterest Income/Average Assets 1.00% 1.08% 1.06% 1.03% 1.06% Core Noninterest Income/Average Assets 1.00% 1.07% 1.06% 1.03% 1.06%

Core Noninterest Expense Ratio 32 3/31/2016 6/30/2016 9/30/2016 12/31/2016 3/31/2017 Salaries and employee benefits 7,990$ 8,182$ 8,034$ 8,726$ 8,689$ Occupancy expense 3,597 3,667 3,635 3,731 3,624 ATM and debit card 785 792 833 829 721 Legal and professional fees 383 436 516 520 385 FDIC premiums 429 420 365 387 397 Marketing 381 351 442 349 280 Corporate development 335 419 395 423 316 Data processing 458 478 527 500 621 Printing and supplies 188 223 191 158 183 Expenses on ORE, net 194 36 100 59 79 Amortization of core deposit intangibles 277 276 277 277 277 Other noninterest expense 1,742 1,761 1,799 1,677 1,658 Total non-interest expense 16,759$ 17,041$ 17,114$ 17,636$ 17,230$ Core noninterest expense (excludes ORE expense) 16,565$ 17,005$ 17,014$ 17,577$ 17,151$ Total Assets (Quarterly Average) 1,931,904$ 1,921,004$ 1,927,351$ 1,960,436$ 1,932,818$ Noninterest expense/Total Average Assets 3.49% 3.57% 3.53% 3.58% 3.62% Core Noninterest expense/Total Average Assets 3.45% 3.56% 3.51% 3.57% 3.60%